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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): November 7, 2002

                              TEPPCO PARTNERS, L.P.

               (Exact name of registrant as specified in charter)



        DELAWARE                      1-10403                   76-0291058
(STATE OF INCORPORATION)        (COMMISSION FILE NO.)        (I.R.S. EMPLOYER
                                                            IDENTIFICATION NO.)


           2929 ALLEN PARKWAY
             P.O. BOX 2521
             HOUSTON, TEXAS                                     77252-2521
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 759-3636


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ITEM 5.   OTHER EVENTS.

         On October 11, 2002, TEPPCO Partners, L.P., a Delaware limited partnership (the "Partnership"), filed with the Securities and Exchange Commission (the "Commission") a global shelf registration statement on Form S-3 (Registration No. 333-100494) (the "Registration Statement"). The Commission declared the Registration Statement effective on October 25, 2002. On November 7, 2002, the Partnership entered into an Underwriting Agreement relating to the offering of up to 3,795,000 units (including an option to purchase up to 495,000 units) representing limited partner interests in the Partnership (the "Units"). On November 8, 2002, the Partnership filed with the Commission a Prospectus Supplement to the Registration Statement pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, relating to the offering of the Units. Exhibits 1.1, 5.1, 8.1, 23.1 and 23.2 to this Form 8-K relating to the issuance of the Units are hereby incorporated into such Registration Statement by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.


         (c)     Exhibits.

                  1.1      Underwriting Agreement.

                  5.1      Opinion of Fulbright & Jaworski L.L.P.

                  8.1 Opinion of Fulbright & Jaworski L.L.P. regarding tax matters.

                  23.1 Consent of Counsel (the consent of Fulbright & Jaworski L.L.P. to the use of their opinion filed as
                           Exhibit 5.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).

                  23.2 Consent of Counsel (the consent of Fulbright and Jaworski L.L.P. to the use of their opinion filed as
                           Exhibit 8.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        TEPPCO PARTNERS, L.P.



                                        By: Texas Eastern Products Pipeline
                                            Company, LLC, General Partner



Dated November 12, 2002                 By: /s/ CHARLES H. LEONARD
                                            ------------------------------------
                                            Charles H. Leonard
                                            Senior Vice President and
                                            Chief Financial Officer




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                                INDEX TO EXHIBITS



        EXHIBIT NUMBER     DESCRIPTION
        --------------     -----------

            1.1            Underwriting Agreement.

            5.1            Opinion of Fulbright & Jaworski L.L.P.

            8.1 Opinion of Fulbright & Jaworski L.L.P. regarding tax matters.

            23.1 Consent of Counsel (the consent of Fulbright & Jaworski L.L.P. to the use of their opinion filed as
                           Exhibit 5.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).

            23.2 Consent of Counsel (the consent of Fulbright and Jaworski L.L.P. to the use of their opinion filed as
                           Exhibit 8.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).